UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2008

R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-07155 (Commission File Number)	13-2740040 (IRS Employer Identification No.)

1001 Winstead Drive, Cary NC (Address of principal executive offices)	27513 (Zip Code)
Registrant’s telephone number,
including area code:
(919) 297-1600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 16, 2008, R.H. Donnelley issued a press release announcing that effective April 14, 2008 Mark W. Hianik has been appointed Senior Vice President, General Counsel and Corporate Secretary of the Company, replacing Robert J. Bush in that role. Mr. Bush has transitioned to an operational role at the Company. The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statement and Exhibits
     (d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press release issued by the Company on April 16, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. DONNELLEY CORPORATION
/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President and General Counsel

Date: April 16, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release issued by the Company on April 16, 2008